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                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                     SUPPLEMENT DATED MARCH 28, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED JANUARY 28, 2002,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The Board of Trustees for the Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income") has approved a proposed reorganization of the U.S. Government Trust for Income into the Van Kampen Government Securities Fund ("Government Securities Fund"). Shareholders of the U.S. Government Trust for Income will receive a proxy that will enable them to vote on the proposed reorganization. The proposed reorganization will be presented to shareholders of the U.S. Government Trust for Income for approval at a special meeting of shareholders.

    If the proposed reorganization is approved, shareholders will receive shares of the Government Securities Fund in exchange for their shares of the U.S. Government Trust for Income. The combined fund would be managed in accordance with the investment objective, policies and strategies of the Government Securities Fund. Upon completion of the reorganization, the U.S. Government Trust for Income will be dissolved under state law.

    U.S. Government Trust for Income will be closed for purchases by new investors at the close of business on March 22, 2002.

    (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES" is hereby amended by deleting Philip B. Rooney, effective March 27, 2002.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                   GTI SPT 3/02A
                                                                      37 137 237